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                                                                  Exhibit 23.1.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-1 of our report dated June 14, 1996, on our audits of the financial statements of Steve Rayman Nissan, Inc. We also consent to the reference to our firm under the caption "Experts".

                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.

Princeton, New Jersey
July 31, 1996